UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2012

FS Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00757 (Commission File Number)	26-1630040 (I.R.S. Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania (Address of principal executive offices)	19104 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 12, 2012, a wholly-owned financing subsidiary of FS Investment Corporation (“FSIC”), Arch Street Funding LLC (“Arch Street”), entered into a third amendment and restatement of the confirmation letter agreement (the “Third Amended and Restated Confirmation”) governing its total return swap (the “TRS”) for senior secured floating rate loans with Citibank, N.A. (“Citibank”).

Pursuant to the Third Amended and Restated Confirmation:

•	the maximum market value of the portfolio of loans subject to the TRS (determined as of the time that each such loan becomes subject to the TRS) was increased from $515 million to $615 million;

•	Arch Street is not required to pay any minimum usage fee in connection with the additional $100 million made available to Arch Street under the Third Amended and Restated Confirmation; and

•
any early termination fee payable by Arch Street will equal the present value of a stream of monthly payments which would be owed by Arch Street to Citibank for the period from the termination date through and including March 18, 2013 and such monthly payments will equal the product of $463.5 million multiplied by 1.27% per annum.

No other material terms of the TRS changed in connection with the Third Amended and Restated Confirmation.

The foregoing description of the Third Amended and Restated Confirmation is a summary only and is qualified in all respects by the provisions of the Third Amended and Restated Confirmation, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain forward-looking statements, including statements with regard to the future performance of FSIC. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements, and some of these factors are enumerated in the filings FSIC makes with the Securities and Exchange Commission. FSIC undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

       (d)  Exhibits.

EXHIBIT NUMBER	DESCRIPTION
10.1	Amended and Restated Confirmation Letter Agreement, dated as of June 12, 2012, by and between Arch Street Funding LLC and Citibank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation

Date:	June 15, 2012	By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Amended and Restated Confirmation Letter Agreement, dated as of June 12, 2012, by and between Arch Street Funding LLC and Citibank, N.A.